UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2022

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in greater detail below, Cohu, Inc. (“Cohu”) held its 2022 Annual Meeting of Stockholders on May 4, 2022 (the “Annual Meeting”). At the Annual Meeting, Cohu’s stockholders approved an amendment to Cohu’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 90,000,000 shares. The amendment is discussed in greater detail in the definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 25, 2022. Accordingly, on May 5, 2022, Cohu filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation implementing the approved changes (the “Restated Certificate”), and the Restated Certificate was effective as of that date. This description of the Restated Certificate is qualified in its entirety by reference to the Restated Certificate filed herewith as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Cohu, Inc. (“Cohu”) was held on May 4, 2022. At the Annual Meeting, Cohu’s stockholders cast their votes on four proposals, as set forth below. Cohu had 48,563,962 shares outstanding on the March 14, 2022 record date and 43,935,208 (90%) were represented at the Annual Meeting.

Proposal 1. Election of Directors.

Steven J. Bilodeau was elected as a Class 3 director of Cohu. The results were as follows:

Votes For 38,668,249; Votes Against – 1,494,582; Abstentions – 66,379; Broker Non-Votes – 3,705,998

James A. Donahue was elected as a Class 3 director of Cohu. The results were as follows:

Votes For – 36,222,496; Votes Against – 3,940,789; Abstentions – 65,925; Broker Non-Votes – 3,705,998

The remaining directors whose terms continue until 2023 are William E. Bendush and Nina L. Richardson, and until 2024 are Andrew M. Caggia, Yon Y. Jorden and Luis A. Müller.

Proposal 2. The advisory vote on executive compensation of Named Executive Officers, as disclosed in the Proxy Statement, was approved. The results were as follows:

Votes For – 39,962,071; Votes Against – 172,894; Abstentions – 94,245; Broker Non-Votes – 3,705,998

Proposal 3. The amendment to our Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 60,000,000 to 90,000,000 shares was approved. The results were as follows:

Votes For – 43,403,301; Votes Against – 461,919; Abstentions – 69,988; Broker Non-Votes - 0

Proposal 4. The ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for fiscal year 2022 was approved. The results were as follows:

Votes For – 41,498,707; Votes Against – 2,395,331; Abstentions – 41,170; Broker Non-Votes - 0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation, dated May 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 5, 2022	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: Senior VP Finance and Chief Financial Officer